                                                                    EXHIBIT 10.8

      NEITHER THIS WARRANT NOR THE SECURITIES TO BE ACQUIRED UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALES OR DISPOSITION OF THIS WARRANT OR THOSE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

      THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERS AS SET FORTH BELOW.

WARRANT NO:  XXXXX                                      NUMBER OF SHARES:  XXXXX
                                                         (SUBJECT TO ADJUSTMENT)

                              CORAL SYSTEMS, INC.
             AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK

      This certifies that XXXXXXXXXX (the Holder") is entitled to subscribe for and purchase XXXXX shares (the "Warrant Shares") of fully paid and nonassessable Common Stock of CORAL SYSTEMS, INC., a Colorado corporation (the "Corporation"), at the price of $X.XX per share, as adjusted pursuant to paragraph 4 (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

      This Amended and Restated Warrant to Purchase Common Stock replaces the warrant to Purchase Common Stock issued to the Holder and dated as of XXXXX, XX,XXXX (the "Original Warrant") and such Original Warrant and all rights thereunder are hereby terminated.

      As used herein, the term "Common Stock" shall mean the Corporation's presently authorized Common Stock and any stock into which such Common Stock may hereafter be exchanged. The term "equity securities" shall mean the Corporation's Common Stock or any other equity securities now or hereafter authorized by the Corporation.

      1.    TERM OF WARRANT.

            The term of this Warrant shall begin on September XXXXX,XX XXXX shall end five (5) years thereafter. The purchase right represented by this Warrant is exercisable at any time during the term of this Warrant.

      2.    METHODS OF EXERCISE: PAYMENT.

            a) Subject to paragraph 1, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole and not in part, by the surrender of this Warrant (with the notice of exercise form attached as Exhibit 1 duly executed) at the principal office of the Corporation and by the payment to the Corporation, by cashier's check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. As a condition to exercising this Warrant, the Holder shall execute and deliver to the Corporation a copy of a Shareholder's Agreement, in the form requested by the Corporation and substantially in the form attached as Attachment A to Exhibit 1.

            In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder within a reasonable time. Each certificate representing Warrant Shares may be marked by the Corporation with a legend substantially as follows:

      THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SHAREHOLDER'S AGREEMENT BETWEEN THE CORPORATION AND THE OWNER OF SUCH SHARES. A COPY OF THE AGREEMENT IS ON FILE IN THE CORPORATION'S OFFICE. THE AGREEMENT, AMONG OTHER THINGS, LIMITS THE RIGHTS OF THE OWNER TO TRANSFER OR ENCUMBER THESE SHARES, AND GRANTS THE CORPORATION RIGHTS TO PURCHASE THESE SHARES AT A SPECIFIED PRICE UNDER CERTAIN CIRCUMSTANCES.

      3.    STOCK FULLY PAID; RESERVATION OF SHARES.

            All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

      4.    ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES; TERMINATION.

            a) The kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

                  (i) RECLASSIFICATION, CONSOLIDATION OR MERGER. Except as provided in paragraph 4(b), in case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation or merger of the Corporation with or into another corporation, other than a merger with another corporation in which the Corporation is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of the Warrant, the Corporation, or such successor purchasing corporation, as the case may be, shall execute a new Warrant, providing that the Holder shall have the right to exercise this Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable by a holder of one share of Common Stock upon such reclassification, change, consolidation, or merger. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4. The provisions of the subparagraph (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

                  (ii) SUBDIVISION OR COMBINATION OF SHARES. If the Corporation at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of subdivision or increased in the case of a combination.

                  (iii) STOCK DIVIDENDS. If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, or make any other distribution of Common Stock with respect to Common Stock (except any distribution specifically provided for in the foregoing paragraph (i) or (ii)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                  (iv) ADJUSTMENTS TO WARRANT PRICE. The Warrant Price in effect from time to time shall be subject to adjustment upon the issuance of Common Stock or Convertible Securities so long as any Warrants are then issued and outstanding.

                        A. SPECIAL DEFINITIONS. For purposes of this Subsection 4(a)(iv), the following definitions shall apply:

                              (i)  "Option" shall mean contractual rights,
options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                              (ii) "Original Issue Date" shall mean the date on
which Warrants were first issued by the Corporation.

                              (iii) "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than Common Stock and Warrants) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                              (iv) "Additional Shares of Common Stock" shall
mean all shares of Common Stock issued (or, pursuant to Subsection 4(a)(iv)(C), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                   (a)   pursuant to Options, Warrants or
Convertible Securities outstanding on the Original Issue Date;

                                   (b)   to directors, officers or employees
of, or consultants to, the Corporation pursuant to a stock grant or option plan or other employee stock incentive program (collectively, the "Plans") approved by the Board of Directors, subject to adjustment for all subdivisions and combinations;

                                   (c)   as a dividend or distribution on the
Warrant or any event for which adjustment is made pursuant to Subsection 4(a) hereof;

                                   (d)   by way of dividend or other
distribution on shares excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (a) (b) or (c) or this clause (d) or on shares of Common Stock so excluded; or

                                   (e)   pursuant to a merger or acquisition
approved by the Board of Directors.

                        B. NO ADJUSTMENT OF WARRANT PRICE. No adjustment in the Warrant Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Warrant Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

                        C. ISSUANCE OF SECURITIES DEEMED TO BE AN ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

                              (i)  OPTIONS AND CONVERTIBLE SECURITIES.  In the
event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                   (1)   no further adjustment in the Warrant
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                   (2)   if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation or in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the applicable Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                              (ii) upon the expiration of any such Options or
any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                   (1)   in the case of Convertible Securities
or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                   (2)   in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock actually deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                              (iii)      no readjustment pursuant to clause
(ii) above shall have the effect of increasing the Warrant Price to an amount which exceeds the lower of (x) such Warrant Price on the original adjustment date, or (y) such Warrant Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                              (iv) in the case of any Options which expire by
their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options; provided, however, that this clause (iv) shall not apply to Options that are issued within thirty (30) days of a transaction described under Subsection 4(a)(iv)(C)(i) or (ii) hereof.

                        D. ADJUSTMENT OF WARRANT PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event this Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(a)(iv)(C)) without consideration or for a consideration per share less than the Warrant Price in effect on the date of and immediately prior to such issue, then and in such event, such Warrant Price, as applicable, shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) equal to the per share consideration received by the Corporation for the Additional Shares of Common Stock so issued.

                        E. DETERMINATION OF CONSIDERATION. For purposes of this Section 4(a)(iv), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                              (i)  CASH AND PROPERTY.  Such consideration
shall:

                                   (a)   insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                   (b)   insofar as it consists of property
other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                   (c)   in the event Additional Shares of
Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(a) and (b) above, as determined in good faith by the Board of Directors.

                              (ii) OPTIONS AND CONVERTIBLE SECURITIES.  The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(a)(iv)(C)(i), relating to Options and Convertible Securities, shall be determined by dividing:

                                   (1)   the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                   (2)   the maximum number of shares of Common
Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (v) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

            b) The Corporation may, at its election, give the Holder at least 30 days' advance written notice of any of the following events: (i) the merger or consolidation of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock); or (ii) the sale or conveyance of all or substantially all of the assets of the Corporation (other than a sales or conveyance in which the Corporation continues as holding company of an entity or entities that conduct the business or businesses formerly conducted by the Corporation); or (iii) the dissolution or liquidation of the Corporation. If the Corporation gives such notice and the Holder has not exercised the Warrant by the date the event occurs, then on that date the Warrant shall automatically terminate and be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Corporation. If the Corporation does not give such notice, then in the case of the events described in clauses (i) or (ii) above, the Corporation, or the successor or purchaser, as the case may be, shall make adequate provision for the assumption of the outstanding Warrant or the substitution of a new Warrant for the outstanding Warrant on terms comparable to the outstanding Warrant. Any such assumption or substitution shall give the Holder the right thereafter to purchase the kind and amount of securities or property or cash receivable upon such merger, consolidation, sale or conveyance by a holder of the number of Shares that would have been receivable upon exercise any of the Warrant immediately prior to such merger, consolidation, sale or conveyance (assuming such Holder failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares). The provisions of this paragraph 4(b) shall similarly apply to successive mergers, consolidations, sales or conveyances. Notice under this paragraph 4(b) shall be deemed to have been given when delivered personally to the Holder or when mailed to the Holder by registered or certified mail, postage prepaid, at such Holder's address last known to the Corporation.

            c) If the Corporation at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in cash or property, including without limitation securities of the Corporation or any other person (other than as set forth in paragraph 4(a)), then the Corporation shall reserve and provide for the delivery to the Holder upon exercise of the Warrant a proportionate part of such cash or property, assuming the Warrant and all warrants and options issued by the Corporation granting similar rights had been exercised, and the Warrant Shares and other shares of Common Stock had been issued and outstanding, immediately prior to the date such dividend was declared.

      5.    NOTICE OF ADJUSTMENTS.

            Whenever any Warrant Price shall be adjusted pursuant to paragraph 4(a), the Corporation shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder at the address specified in paragraph 11(c) or at any address provided to the Corporation in writing by the Holder.

      6.    FRACTIONAL SHARES.

            No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Corporation shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

      7. COMPLIANCE WITH SECURITIES ACT; NONTRANSFERABILITY OF WARRANT; DISPOSITION OF SHARES OF COMMON STOCK.

            The Holder of this Warrant, by accepting it, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any other shares of Common Stock to be issued upon its exercise except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, execute and deliver to the Corporation a statement, in a form satisfactory to the Corporation, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend substantially in the following form:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED.

      By accepting this Warrant, the Holder understands and agrees that the Corporation is under no obligation to register, redeem, repurchase or otherwise create, locate or assist the Holder in finding a market or purchaser for this Warrant or any Common Stock.

      8.    REGISTRATION RIGHTS.

            The Holders of the Warrants shall become a party to the Amended and Restated Investor Rights Agreement between the Corporation and the parties set forth therein dated on or about February 27, 1995 and shall have the registration rights as provided therein.

      9.    RIGHT OF FIRST REFUSAL.

            The Holders of the Warrants shall become a party to the Amended and Restated Investor Rights Agreement between the Corporation and the parties set forth therein dated on or about February 27, 1995 and shall have the right of first refusal as provided therein.

      10.   TRANSFER RESTRICTIONS.

            a) Neither this Warrant nor any interest therein may be directly or indirectly sold, assigned, transferred, pledged or otherwise transferred except as permitted by this paragraph 10 or with the consent of the Corporation, which may withhold consent in its discretion. Any attempt to transfer any interest in this Warrant without complying with the provisions of this paragraph 10 shall be null and void.

            b) If the Holder at any time proposes to transfer all or any portion of its interest in the Warrant, whether by sale, gift or otherwise (including transfers in connection with any bankruptcy, insolvency proceeding or liquidation, but excluding transfers to a bankruptcy trustee or receiver), the Holder shall first deliver to the Corporation written notice stating the name of the proposed transferee and all of the terms and conditions of the proposed transfer and offering to sell the Warrant (or interest therein) to the Corporation at a purchase price to be computed in accordance with the provisions of paragraph 10(d) (the "Purchase Price") or, if the offer is being made due to a proposed sale for cash and/or deferred payments of cash to a third party at arm's length, at the price offered in connection with such proposed sale (but in no event more than the fair market value of the Warrant), (the "Offer Price"). Subject to any limitations imposed by law, the Corporation shall have a period of 45 days after receipt of that notice in which to elect to purchase, at the Purchase Price or the Offer Price, as appropriate, all (but not less than all) of the interest in the Warrant by delivering written notice to the Holder stating that it (or its assignee) elects to purchase the interest in the Warrant. The Corporation may assign its rights under this paragraph 10 to any third party on terms determined by the Corporation in its discretion.

            c) If the Corporation and its assignees do not elect to purchase all of the interest in the Warrant being offered, they shall not be entitled to purchase any interest in the Warrant and the Holder may transfer the interest in the Warrant to the proposed transferee named in the initial notice to the Corporation pursuant to the terms and conditions (and only on the terms and conditions) specified therein; provided, however, that such transferee shall acknowledge in writing and be bound by the terms of this Warrant. If such transfer is not made within 60 days following the termination of the right to purchase, a new offer must be made pursuant to the provisions of this paragraph 10 before the Holder can transfer any interest in the Warrant and the provisions of this paragraph 10 shall again apply.

            d) The per-share Purchase Price for purpose of this paragraph 10 shall be the per-share price for which shares of the Common Stock of the Corporation have been sold for cash at arm's length during the preceding 90 days, reduced by the Warrant Price then applicable; provided, that if there is no sale of Common Stock meeting those requirements, the Purchase Price shall be determined by an arbitrator, selected jointly by the Corporation and the Holder. The Corporation and the Holder shall each propose a per-share amount as the Purchase Price, and the sole task of the arbitrator shall be to select one of the amounts so proposed. All costs of the arbitration shall be shared equally by the Holder and the Corporation.

            e) Any permitted transferee under this paragraph 10 shall be, and shall be entitled to and subject to all of the rights and restrictions of, a Holder under this Warrant.

      11.   MISCELLANEOUS.

            a) NO RIGHTS AS SHAREHOLDER. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Corporation which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

            b) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonable satisfactory in form and amount to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

            c) NOTICE. Any notice given to either party under this Agreement shall be deemed to be given when delivered in person or three (3) days after mailing, postage prepaid, addressed to such party at the address for that party as set forth on the signature page, or at such other address as that party may provide by notice to the other party.

            d) NO IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions in this Warrant.

            e) WARRANT ISSUANCE. This Warrant is being issued pursuant to an assignment of warrant rights granted to Armata Partners, L.P. in consideration for certain funding facilitated by Armata Partners, L.P.

            f) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the State of Colorado.

            g) WAIVER OF ADJUSTMENT. If the holders of a majority of the Warrants shall consent to limit or waive in its entirety any anti-dilution adjustment to which the Warrants would otherwise be entitled under Subsection 4(a) hereof, the Corporation shall not be required to make any adjustment whatsoever with respect to any shares of the Warrants, or to make any adjustment with respect to any shares of the Warrants in excess of such limit, as the terms of such consent may dictate.

                                        CORAL SYSTEMS, INC.


                                        By:
                                           -----------------------------------
                                              Eric A. Johnson
                                              President & CEO


                                        Date:
                                             ---------------------------------

                                        Address:    1500 Kansas Ave., Suite 2E
                                                    Longmont, CO 80501

                                   EXHIBIT 1

                               NOTICE OF EXERCISE


TO:   CORAL SYSTEMS, INC.

      1. The undersigned hereby elects to purchase ___________ shares of Common Stock of Coral Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

      2. As a condition to this exercise, the undersigned has executed and hereby delivers a copy of the Shareholder's Agreement attached to this form as Attachment A.

      3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

      4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an Investment Representation Statement in the form acceptable to the Corporation.


                                        WARRANT HOLDER:


                                        --------------------------------------
                                        By:


                                        Address:
                                                ------------------------------

                                        --------------------------------------

                                        --------------------------------------

                                        Taxpayer Identification #:


                                        --------------------------------------

                                                                 EXHIBIT 10.8


                           SCHEDULE OF WARRANTHOLDERS


                                  NUMBER OF SHARES                                TERM
                                   ISSUABLE UPON      EXERCISE PRICE OF    COMMENCEMENT DATE
NAME OF HOLDER                   EXERCISE OF WARRANT       WARRANT             OF WARRANT
---------------------------------------------------------------------------------------------
Jack S. Griswold                        4,760              $ 2.00          October 5, 1994
Jack S. Griswold                       37,668              $  .6637        September 10, 1993
Frank A. Bonsal, Jr.                   18,834              $  .6637        September 10, 1993
Frank A. Bonsal, Jr.                    2,380              $ 2.00          October 5, 1994
Gregory Barnhill                        1,200              $ 2.00          October 5, 1994
Anne Gayhardt                           1,451              $ 2.00          October 5, 1994
Gordon L. Smith                        75,335              $  .6637        September 10, 1993
Gordon L. Smith                         4,760              $ 2.00          October 5,1994
William F. Nicklin                     22,601              $  .6637        September 10, 1993
Robert Stewart                         15,444              $  .6637        September 10, 1993
Robert Stewart                          7,160              $ 2.00          October 5, 1994
Beechwood Capital Management               59              $ 2.00          October 5, 1994
George S. Rich                         37,668              $  .6637        September 10, 1993
George S. Rich                         15,500              $ 2.00          October 5, 1994
S. Bonsal White                         1,432              $ 2.00          October 5, 1994
Jeffrey Schlesinger                     4,300              $ 2.00          October 5, 1994